FIRST US BANCSHARES, INC.

Investor Presentation

As of December 31, 2018

Forward-Looking Statements

This presentation of First US Bancshares, Inc. ("FUSB") contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB's senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by FUSB with the Securities and Exchange Commission (the "SEC"), including FUSB's most recent Annual Report on Form 10-K, and forward-looking statements contained in this presentation or in other public statements of FUSB or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to the sufficiency of the allowance for loan and lease losses, loan demand, cash flows, growth and earnings potential and expansion, these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy generally and in the market areas served by First US Bank (the "Bank") and Acceptance Loan Company ("ALC"), market conditions and investment returns, the availability of quality loans in the Bank's and ALC's service areas, the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets and collateral values. With respect to statements relating to FUSB's acquisition of The Peoples Bank, these factors include, but are not limited to, difficulties, delays and unanticipated costs in integrating the organizations' businesses or realized expected cost savings and other benefits; business disruptions as a result of the integration of the organizations, including possible loss of customers; diversion of management time to address acquisition-related issues; and changes in asset quality and credit risk as a result of the acquisition. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Presentation Disclosure

This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB.

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation.

Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date.

Contents

First US Bancshares, Inc.

Corporate Profile

- Bank holding company headquartered in Birmingham, AL
  - Traces roots back to 1952
  - Headquartered in Birmingham, AL since September 2017
  - Name changed to First US Bancshares, Inc. in October 2016 (previously, United Security Bancshares, Inc.)
  - NASDAQ ticker symbol changed to FUSB in October 2016 (previously, USBI)

- 2 primary reporting units:
  - First US Bank – full-service community bank in Alabama, Tennessee and Virginia (20 branches)
  - Acceptance Loan Company (ALC) – consumer finance company in Alabama and Mississippi (21 offices) + indirect lending through retailers in 10 states

Corporate Profile

Headquarters:	Birmingham, AL	Exchange:	NASDAQ: FUSB
Branches:	20 Bank, 21 ALC	Stock Price:	$7.95
Total Assets:	$792 million	Price to TBV:	71.4%
Net Loans:	$515 million	Market Cap:	$50.07 million
Total Deposits:	$705 million	Annual Dividend:	$0.08
Tangible Book Value:	$11.13 per share	Dividend Yield:	1.01%

Information as of 12/31/18

First US Bank – Branch Location Map

S&P Global
Market Intelligence


Clarksville
Nashville
Murfreesboro
Kingsport
Bristol
Johnson City
Knoxville
Winston-
Jonesboro
Jackson
Asheville
Charlotte
Chattanooga
Huntsville
Greenville
Athens
Columbia
SOUTH CAROLINA
Atlanta
Birmingham
Starkville
Augusta
Tuscaloosa
MISSISSIPPI
MISSISSIPPI
ALABAMA
Macon
North
Warner Robins
Columbus
Montgomery
Savannah
Albany
Hattiesburg
Dothan
N
esri

January 29, 2019

Acceptance Loan Company – Branch Location Map

S&P Global
Market Intelligence



ARKANSAS
Little Rock
Chattanooga
Huntsville
Athens
Atlanta
Birmingham
Starkville
Tuscaloosa
MISSISSIPPI
MISSISSIPPI
ALABAMA
Macon
Warner Robins
Monroe
Montgomery
Columbus
Albany
Alexandria
Hattiesburg
Dothan
Valdosta
LOUISIANA
Mobile
Baton Rouge
Biloxi
Gulfport
Pensacola
Tallahassee
Lafayette
esri

January 29, 2019

2018 Financial Highlights

- Acquired The Peoples Bank on August 31, 2018
  - $155 million in earning assets and $140 million in deposits
  - 4 branches in Tennessee and southwest Virginia
  - Gives the Bank a foothold in the vibrant Knoxville, TN market
- Significant earnings growth following acquisition
  - ROAA: 0.74% in Q4; 0.36% YE 2018
  - ROTE: 8.52% in Q4; 3.40% YE 2018
  - Q4 2018 net interest income increased 15.8% compared to Q3 2018, and 32.4% compared to Q4 2017
  - Net yield on interest-earning assets: 5.27% in Q4 2018, compared to 5.25% in Q3 2018 and 5.09% in Q4 2017
- Improved efficiency resulting from change in earning-asset mix
  - Loans to deposits: increased to 73.1% as of 12/31/18, compared to 66.9% as of 12/31/17
  - Efficiency ratio of 77.6% for Q4 2018, compared to 85.4% for Q4 2017

2018 Financial Highlights

- Organic loan growth
  - $21.8 million, or 6.2%
  - Bank: $12.8 million organic growth
  - ALC: $9.0 million organic growth, generated through indirect point-of-sale retail opportunities
  - Annualized yield on interest-earning assets: 6.11% in Q4 2018, compared to 5.65% in Q4 2017

- Organic deposit growth
  - $34.7 million, or 6.8% (excluding wholesale deposits)
  - Annualized rate on interest-bearing liabilities: 1.02% in Q4 2018, compared to 0.69% in Q4 2017
  - Majority of organic deposit growth coming from Birmingham Pump House Plaza branch ($49.5 million in deposit growth since opening in August 2017)

2018 Financial Highlights

- Non-interest income
  - Increase of 18.8%, comparing 2018 to 2017
  - Primary driver: settlement of derivative contracts during Q3 2018 that resulted in a pre-tax gain of approximately $1.0 million
- Non-interest expense
  - Increase of 13.6% comparing 2018 to 2017
  - Non-recurring acquisition-related expense of ~$1.6 million
  - $0.4 million increase in occupancy-related expenses from Pump House Plaza (expected to be fully offset with lease revenue in 2019)
  - $1.4 million increase in salaries and benefits due to addition of TPB employees, merit and routine cost of living salary increases
- Effective tax rate of 26.6% in 2018, compared to 115.7% in 2017
  - 2018 rate impacted by certain non-deductible acquisition-related expenses
  - 2017 rate impacted by $2.5 million non-cash charge to adjust deferred tax assets under Tax Reform

Focus on 2018 Strategic Initiatives

- ☑ Successful acquisition and integration of The Peoples Bank
- ☑ Lease-up of the Bank's Pump House Plaza office complex in Birmingham
- ☑ Continued growth in existing metropolitan markets
- ☑ Mortgage Division growth
- ☑ Continued deployment of enhanced technology
- ☑ Continued enhancement of deposit products to grow core deposits

Completed Acquisition
The Peoples Bank*

- Formerly headquartered in Rose Hill, VA
- Major market served - Knoxville, TN
- 4 retail branches - 2 in Virginia, 2 in Tennessee
- Purchase price =1.62 x book equity as of 12/31/17, subject to certain adjustments
- Dollar for dollar payment for 2018 earnings
- Combined institution totaled $792 million in assets as of 12/31/18

*On August 31, 2018, First US Bancshares, Inc. completed its acquisition of The Peoples Bank ("TPB") and then merged TPB with and into its wholly-owned subsidiary, First US Bank.

Growth in Metropolitan Markets

FUSB Loans to Deposits Ratio – Room for Growth



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
69.0%
62.1%
53.7%
53.3%
64.9%
66.9%
73.1%
Dec 31 2012
Dec 31 2013
Dec 31 2014
Dec 31 2015
Dec 31 2016
Dec 31 2017
Dec 31 2018

Growth in Metropolitan Markets

Birmingham's Pump House Plaza

- Opened and moved corporate headquarters in Q3 2017
- Created significant presence in Birmingham; FUSB occupies approximately 30%
- Houses Executive Management, Commercial Lending, Marketing, Mortgage, Special Assets, Credit Review and others
- Lease commenced on all remaining unused space in Q4 2018
- Deposit growth of $49.5 million from opening through 12/31/18
- Bank Operations Center remains in Thomasville, AL


FIRST US BANK


FIRST US BANK

Mortgage Division
Key Entry Point in New Markets

- $507,000 in secondary market fees earned in 2018, compared to $211,000 in 2017
- 5 mortgage lenders as of 12/31/18
  - 3 in Birmingham, 1 in Knoxville, 1 in Southwest Alabama
- Relationships established with 6 wholesale lenders
- Offering conventional, FHA, VA and USDA products
- Promote and develop Bank portfolio and HELOC products
- Mortgage production (May 2017 – Dec 2018):

$42.8 million	Total
$32.0 million	Secondary
$10.8 million	Portfolio

Deployment of Technology
Interactive Teller Machines

- Three Interactive Teller Machines (ITMs) installed at Pump House Plaza; one in Brent, Alabama (former branch location)
- Serving as the primary Teller Line and Drive Up Teller
- Supported by Personal Bankers working in the Call Center at Thomasville Operations Center
- Well received by customers and Bank staff
- Branded as ***EXPRESS***BANKER


EXPRESS
BANKER


EXPRESS
BANKER

Continued Momentum in Loan Growth

- First US Bank
  - Growth continues to be driven by larger metropolitan markets, as well as the TPB acquisition
  - Maintaining adherence to credit standards
  - Annualized average yield YE 2018 of 4.85%, compared to 4.19% YE 2017
- ALC
  - Continued shift to indirect lending – lower yield, but lower losses
  - Moving traditional consumer lending up the credit spectrum
  - Annualized average yield YE 2018 of 17.61%, compared to 18.78% YE 2017



Loan Volume
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Thousands

	Dec 31 2012	Dec 31 2013	Dec 31 2014	Dec 31 2015	Dec 31 2016	Dec 31 2017	Dec 31 2018
Bank - Net Loans	265,791	233,453	187,500	173,735	237,242	254,682	414,430
ALC - Net Loans	71,609	67,474	72,016	81,697	85,530	91,439	100,437
FUSB - Net Loans	337,400	300,927	259,516	255,432	322,772	346,121	514,867

Bank Loan Portfolio Composition

- Focus on C&I and real estate to enhance diversification
- No real estate development loans
- Cash flow from C&I loans
- Growth from the TPB acquisition concentrated within real estate portfolio


Thousands
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0

	Direct Consumer	Commercial & Industrial	Real Estate	Total Loan Portfolio
12/31/15	$7,436	$29,377	$138,400	$175,213
12/31/16	$6,206	$57,963	$175,700	$239,869
12/31/17	$5,217	$69,969	$182,317	$257,503
43465	$6,927	$85,779	$324,790	$417,496

ALC Loan Portfolio Composition

- Focus on indirect lending through prominent retailers
- Raised credit spectrum on direct consumer
- Real estate lending (previously discontinued) in runoff mode



110,000
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Thousands

	Real Estate	Direct Consumer	Branch Retail	Indirect Sales	Total Loan Portfolio
12/31/15	17,233	38,198	29,452	8,481	93,364
12/31/16	13,724	36,413	27,405	17,370	94,912
12/31/17	10,801	34,083	26,434	28,637	99,955
43465	7,785	31,656	28,324	40,609	108,374

Asset Quality Improvement

- $76 million reduction in classified assets since 2011
- Nonperforming assets reduced from peak of $47 million to $4.3 million as of 12/31/18
- OREO/foreclosure expense reduced from $6.2 million in 2012 to $0.5 million in 2017 and $0.2 million in 2018


Total Classified Assets
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Thousands

	Dec 31 2011	Dec 31 2012	Dec 31 2013	Dec 31 2014	Dec 31 2015	Dec 31 2016	Dec 31 2017	Dec 31 2018
OREO	$16,774	$13,286	$9,310	$7,735	$6,038	$4,858	$3,792	$1,505
ALC - Nonperforming Loans	$3,995	$1,837	$1,854	$1,905	$1,657	$1,899	$1,916	$1,229
Bank - Substandard Loans	$62,716	$65,403	$43,005	$15,369	$5,013	$3,329	$1,638	$4,268
Nonperforming Assets as % of Total Assets	5.73%	6.78%	3.78%	2.50%	1.59%	1.20%	0.95%	0.54%

FIRST US BANCSHARES, INC.

Other Real Estate Owned (OREO)

Property Category	Number of Properties 12/31/2018	As of 12/31/2018 (in 000s)	As of 12/31/2017 (in 000s)
Commercial – Improved	3	$ 467	$ 1,340
Commercial – Unimproved	3	789	1,720
1–4 Family Residential – Improved	2	114	382
1–4 Family Residential – Land Only	2	31	85
Total Bank OREO	10	$ 1,401	$ 3,527
Total ALC OREO	8	104	265
Overall Total	18	$ 1,505	$ 3,792

- NOTE – 4 commercial properties comprise 83.6% of the Bank's OREO balance.

Capital Ratios
Re-leveraged through The Peoples Bank acquisition

	Common Equity Tier 1 Capital	Risk-based Capital	Tier 1 Leverage
December 31, 2015	22.19%	23.35%	13.02%
December 31, 2016	19.01%	20.26%	12.27%
December 31, 2017	18.41%	19.60%	11.89%
December 31, 2018	12.62%	13.53%	8.96%
Well-Capitalized	6.50%	10.00%	5.00%

- Capital ratios decreased due to acquisition of The Peoples Bank
- Tier 1 leverage increased 18 bps during Q4 2018
- Will continue to build capital for future growth opportunities

Non-Interest Expense
Maintaining Cost Discipline

- Cost neutral positioning maintained while redeploying dollars to rebuild infrastructure and expand product offerings
- Increased expense in 2018 due to addition of The Peoples Bank
- ALC adds substantial expense, but with the benefits of higher yield and superior diversification



Non-Interest Expense
$35,000
$32,500
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
Thousands

	FYE 2012	FYE 2013	FYE 2014	FYE 2015	FYE 2016	FYE 2017	FYE 2018
All Other Non-interest expense	$382	$35	$134	$897	$1,070	$829	$756
ALC Non-interest expense	$10,734	$10,303	$9,953	$9,909	$9,588	$9,524	$9,770
Bank Non-interest expense	$21,368	$20,464	$18,508	$17,571	$17,837	$18,096	$21,791
Total Non-interest expense	$32,484	$30,802	$28,595	$28,377	$28,495	$28,449	$32,317
Core Non-interest expense*	$26,293	$27,681	$27,518	$27,350	$27,776	$27,911	$30,453

*Core non-interest expense excludes OREO/Foreclosure-related and acquisition-related expenses.

Selected Balance Sheet Information
Quarterly Comparison (dollars in thousands)

	As of 12/31/2018	As of 9/30/2018	As of 6/30/2018	As of 3/31/2018	As of 12/31/2017
Investment Securities	$ 153,949	$ 159,496	$ 165,740	$ 181,942	$ 180,150
Loans, Net of Allowance for Loan Losses	$ 514,867	$ 519,822	$ 355,529	$ 353,805	$ 346,121
OREO	$ 1,505	$ 1,489	$ 2,181	$ 3,343	$ 3,792
Total Assets	$ 791,939	$ 802,595	$ 634,036	$ 627,319	$ 625,581
Deposits	$ 704,725	$ 715,761	$ 531,428	$ 525,273	$ 517,079
Total Shareholders' Equity	$ 79,437	$ 77,470	$ 75,634	$ 75,525	$ 76,208
Total Liabilities and Shareholders' Equity	$ 791,939	$ 802,595	$ 634,036	$ 627,319	$ 625,581

Income Statements
Quarterly Comparison (dollars in thousands)

	Quarter Ended 12/31/2018	Quarter Ended 9/30/2018	Quarter Ended 6/30/2018	Quarter Ended 3/31/2018	Quarter Ended 12/31/2017
Total Interest Income	$ 11,177	$ 9,452	$ 8,390	$ 8,119	$ 8,087
Total Interest Expense	1,533	1,124	888	805	804
Net Interest Income	$ 9,644	$ 8,328	$ 7,502	$ 7,314	$ 7,283
Provision for Loan Losses	473	789	702	658	523
Net Interest Income After Provision for Loan Losses	$ 9,171	$ 7,539	$ 6,800	$ 6,656	$ 6,760
Total Non-Interest Income	1,158	2,112	1,132	1,140	1,333
Total Non-Interest Expense	8,382	9,142	7,492	7,301	7,359
Income Before Income Taxes	$ 1,947	$ 509	$ 440	$ 495	$ 734
Provision for Income Taxes	470	269	81	81	2,600
Net Income	$ 1,477	$ 240	$ 359	$ 414	$ (1,866)

Selected Balance Sheet Information
Annual Comparison (dollars in thousands)

	As of 12/31/18	As of 12/31/17	As of 12/31/16	As of 12/31/15	As of 12/31/14	As of 12/31/13
Investment Securities	$ 153,949	$ 180,150	$ 207,814	$ 231,202	$ 234,086	$ 170,804
Loans, Net of Allowance for Loan Losses	$ 514,867	$ 346,121	$ 322,772	$ 255,432	$ 259,516	$ 300,927
OREO	$ 1,505	$ 3,792	$ 4,858	$ 6,038	$ 7,735	$ 9,310
Total Assets	$ 791,939	$ 625,581	$ 606,892	$ 575,782	$ 572,609	$ 569,801
Deposits	$ 704,725	$ 517,079	$ 497,556	$ 479,258	$ 483,659	$ 484,279
Total Shareholders' Equity	$ 79,437	$ 76,208	$ 76,241	$ 77,030	$ 75,162	$ 70,095
Total Liabilities and Shareholders' Equity	$ 791,939	$ 625,581	$ 606,892	$ 575,782	$ 572,609	$ 569,801

Income Statements
Annual Comparison (dollars in thousands)

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13
Total Interest Income	$ 37,138	$ 31,100	$ 30,155	$ 29,897	$ 31,361	$ 33,636
Total Interest Expense	4,350	2,706	2,271	2,289	2,553	2,905
Net Interest Income	$ 32,788	$ 28,394	$ 27,884	$ 27,608	$ 28,808	$ 30,731
Provision for Loan Losses	2,622	1,987	3,197	216	(74)	(642)
Net Interest Income After Provision for Loan Losses	$ 30,166	$ 26,407	$ 24,687	$ 27,392	$ 28,882	$ 31,373
Total Non-Interest Income	5,542	4,666	5,201	4,531	5,091	4,865
Total Non-Interest Expense	32,317	28,449	28,495	28,377	28,595	30,802
Income Before Income Taxes	$ 3,391	$ 2,624	$ 1,393	$ 3,546	$ 5,378	$ 5,436
Provision for Income Taxes	901	3,035	169	951	1,829	1,509
Net Income	$ 2,490	$ (411)	$ 1,224	$ 2,595	$ 3,549	$ 3,927

Share Price v. Book Value



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
11.09
11.40
11.46
11.63
12.15
12.45
12.56
12.76
13.00
12.62
12.91
12.53
12.41
11.13
5.48
5.36
9.89
7.29
8.47
8.84
8.05
8.92
8.90
11.11
11.22
12.80
11.65
7.95
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
First US Bancshares Stock Price
Tangible Book Value

FIRST US | BANCSHARES, INC.

www.firstusbank.com

Contact:
Thomas S. Elley
Chief Financial Officer
telley@firstusbank.com
205.582.1200